Receivables, Net - Schedule of Receivables (Details) (Lazy Days' R.V. Center, Inc.) - Lazydays' RV Center Inc [Member] - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Receivable, gross	$ 20,924	$ 14,391
Less: Allowance for doubtful accounts	(1,013)	(705)
Total	19,911	13,686
Contracts In Transit and Vehicle Receivables [Member]
Receivable, gross	15,528	9,350
Manufacturer Receivables [Member]
Receivable, gross	3,555	3,900
Finance And Other Receivables [Member]
Receivable, gross	$ 1,841	$ 1,141